UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2024

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

18455 S. Figueroa Street
Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modifications to Rights of Security Holders

On February 5, 2024, Faraday Future Intelligent Electric Inc. (the “Company”) filed an amendment (the “Certificate of Amendment”) to the Company’s Third Amended and Restated Certificate of Incorporation (as amended, the “Charter”) with the office of the Secretary of State of the State of Delaware to effect an increase in the number of authorized shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) from 154,437,500 to 1,389,937,500, increasing the total number of authorized shares of Common Stock and preferred stock from 164,437,500 to 1,399,937,500. The Certificate of Amendment was authorized by the stockholders of the Company at the Company’s Special Meeting of Stockholders held on February 5, 2024 (the “Special Meeting”).

The foregoing description of the Certificate of Amendment is a summary and is qualified in its entirety by the terms of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth under Item 3.03 above is incorporated herein by reference.

On February 5, 2024, prior to the Company’s filing of the Certificate of Amendment with the office of the Secretary of State of the State of Delaware, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the office of the Secretary of State of the State of Delaware with respect to the Company’s Series A Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”), following the automatic redemption of all outstanding shares of Series A Preferred Stock after the conclusion of the Special Meeting. The Certificate of Elimination (i) eliminated the previous designation of one (1) share of Series A Preferred Stock from the Charter, which was not outstanding at the time of filing, and (ii) caused such share of Series A Preferred Stock to resume its status as an authorized but unissued and non-designated share of preferred stock.

The foregoing description of the Certificate of Elimination is a summary and is qualified in its entirety by the terms of the Certificate of Elimination, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company convened the Special Meeting on February 5, 2024. The purpose of the Special Meeting was described in the Company’s definitive proxy statement as filed with the Securities and Exchange Commission on January 10, 2024, as supplemented on January 24, 2024 (the “Definitive Proxy Statement”).

As of December 21, 2023, the record date for the Special Meeting (the “Record Date”), 124,270,721 shares of the Common Stock and one share of Series A Preferred Stock were outstanding and entitled to vote at the Special Meeting. A total of 65,891,861 shares of the Company’s Common Stock and one share of the Series A Preferred Stock were present at the Special Meeting in person, by virtual attendance, or by proxy, which represents approximately 53.0% of the shares of the Company’s Common Stock outstanding (constituting a quorum) and all of the shares of Series A Preferred Stock outstanding, as of the Record Date.

Set forth below are the final voting results, based on the certified final report provided by the inspector of elections of the Special Meeting, for Proposal 1, Proposal 2, Proposal 3, Proposal 4 and Proposal 5 (collectively, the “Proposals”), each of which is set forth below and described in detail in the Definitive Proxy Statement.

Proposal 1: Share Authorization Proposal

The Company’s stockholders approved an amendment to the Charter, to increase the number of authorized shares of Common Stock from 154,437,500 to 1,389,937,500, increasing the total number of authorized shares of Common Stock and preferred stock from 164,437,500 to 1,399,937,500. The final voting results, including 4,500,000,000 votes represented by the share of Series A Preferred Stock voted in the same proportion as the votes cast by shares of Common Stock on Proposal 1, are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,131,720,492	361,426,341	41,552,676	31,192,352

Proposal 2: Reverse Stock Split Proposal

The Company’s stockholders approved an amendment to the Charter to effect a reverse stock split of the Common Stock by a ratio of 1-for-3, with such action to be effected at such time and date, if at all, as determined by the Board of Directors of the Company within one year after the conclusion of the Special Meeting and a corresponding reduction in the total number of shares of Common Stock the Company is authorized to issue. The final voting results, including 4,500,000,000 votes represented by the share of Series A Preferred Stock voted in the same proportion as the votes cast by shares of Common Stock on Proposal 2, are as follows:

Votes For	Votes Against	Abstentions
4,114,183,294	445,590,883	6,117,684

Proposal 3: Share Issuance Proposal

The Company’s stockholders approved, as is required by the applicable rules and regulations of The Nasdaq Stock Market LLC (“Nasdaq”), transactions involving unsecured convertible senior promissory notes and a common stock purchase warrant of the Company issued pursuant to the Securities Purchase Agreement, dated August 4, 2023, by and between, the Company and Streeterville Capital, LLC, including the issuance of any shares in excess of 19.99% of the issued and outstanding shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), in respect of such notes and warrants, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,817,560	5,489,962	391,988	31,192,351

Proposal 4: Share Purchase Proposal

The Company’s stockholders approved, as is required by the applicable rules and regulations of Nasdaq, a new program pursuant to which selected employees of the Company may elect, or have elected, to have a portion of their base salary (on an after-tax basis) be used to purchase Common Stock on each payroll date over a three-month period at the then-current volume weighted average trading price of the Class A Common Stock by entering into a Salary Deduction and Share Purchase Agreement with the Company, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,767,125	4,865,959	66,426	31,192,351

Proposal 5: Adjournment Proposal

The Company’s stockholders approved the adjournments of the Special Meeting by the Company to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes were not represented at the Special Meeting to approve the Proposals, by the following vote:

Votes For	Votes Against	Abstentions
57,619,753	7,904,529	367,579

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Faraday Future Intelligent Electric Inc.
3.2	Certificate of Elimination of Series A Preferred Stock.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: February 7, 2024	By:	/s/ Jonathan Maroko
	Name:	Jonathan Maroko
	Title:	Interim Chief Financial Officer

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